U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K\A

                                 CURRENT REPORT

                                 AMENDMENT NO. 1

Date of Report: November 27, 2002

                              MIKRON INFRARED, INC.
               (Exact name of issuer as specified in its charter)

            New Jersey                0-15486                     22-1895668
(State or Other Jurisdiction of   (Commission File             (IRS Employer
Incorporation or Organization)        Number)                Identification No.)

                   16 Thornton Road, Oakland, New Jersey 07436
              (Address and Zip Code of Principal Executive Offices)

                                 (201) 405-0900
                         (Registrant's Telephone Number)

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Item 2. Acquisition or Disposition of Assets

      On November 27, 2002, we filed a Report on Form 8-K disclosing that, through a German subsidiary wholly owned by us, we had purchased:

      o     all of the outstanding share capital of

            o     IMPAC Electronic GmbH ("IMPAC"),

            o     infra sensor Spezialpyrometer GmbH ("infra sensor"),

            o     INFRAPOINT Messtechnik GmbH ("Infrapoint"),

            o     IMPAC France, Sarl ("IMPAC France") and

            o     IMPAC Infrared Ltd. ("Infrared")


      o and 90% of the outstanding share capital of IMPAC Systems GmbH ("Systems" which, together with IMPAC, infra sensor, Infrapoint, IMPAC France and Infrared, are hereinafter collectively referred to as the "IMPAC Companies").

      Although the sellers were required to deliver audited financial statements to us for each of the IMPAC Companies, only the financial statements for IMPAC and Infrared had been audited. And Infrared's audited financial statements were prepared in accordance with a special accounting standard applicable to "Smaller Entities" (as that term is defined under such standard in the United Kingdom), which does not necessarily correspond to generally accepted accounting principles in the United States.

      The German affiliate of our US accounting firm has been working to provide us with the services that must be performed in order that we will have the audited financial statements, unaudited interim period financial statements and the pro forma financial information that we must file in an amendment to our November 27, 2002 Form 8-K. However, we do not anticipate that this work will be completed for at least another month. Accordingly, we are unable to timely file that amendment which, pursuant to Item 7 of Form 8-K, should have been filed on or before February 10, 2003.

      In order to provide our investors and others interested in our company with as much financial information about the IMPAC Companies as we currently possess, we have annexed to this Amendment as exhibits:

            o the financial statements of IMPAC for the fiscal years ended February 28, 2002 and 2001 audited in accordance with generally accepted accounting principles in Germany;

            o the unaudited financial statements of infra sensor for the fiscal year ended December 31, 2001;

            o the unaudited financial statements of Infrapoint for the fiscal years ended September 30, 2002 and 2001


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            o     the unaudited financial statements of Impac France for the fiscal years ended February 28, 2002 and 2001;

            o the financial statements of Infrared for the fiscal years ended February 28, 2002 and 2001 audited in accordance with the United Kingdom's Financial Reporting Standard for Smaller Entities (effective June 2002); and

            o the unaudited financial statements of Systems for the fiscal years ended December 31, 2001 and 2000.

      Our management believes, based upon their familiarity with the business activities and financial operations of the various IMPAC Companies, that the financial condition of the respective IMPAC Companies that will be presented in the audited financial statements that we intend to file will not be materially different from the financial conditions of those companies as expressed in the financial statements annexed as exhibits to this Amendment, except for such differences as one would reasonably expect as a result of the application of appropriate adjustments necessary to align the financial results of companies with differing fiscal year ends to one fiscal year standard and adjustments to the financial results for the statements to be in accordance with generally accepted accounting principles in the United States.

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired

            The financial statements required by this item shall be filed as soon after the date of filing of this Amendment as is reasonably possible.

      (b)   Pro forma financial information

            The pro forma financial statements required by this item shall be filed as soon after the date of filing of this Amendment as is reasonably possible.

      (c)   Exhibits

Exhibit No.                              Description
-----------                              -----------

    99.1 Financial statements of IMPAC Electronic GmbH for the fiscal years ended February 28, 2002 and 2001 audited in accordance with German generally accepted accounting principles

    99.2 Unaudited financial statements of infra sensor Spezialpyrometer GmbH for the fiscal year ended December 31, 2001

    99.3 Unaudited financial statements of INFRAPOINT Messtechnik GmbH for the fiscal years ended September 30, 2002 and 2001


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

    99.4 Unaudited financial statements of IMPAC France, Sarl for the fiscal years February 28, 2002 and 2001

    99.5 Financial statements of IMPAC Infrared Ltd. for the fiscal years ended February 28, 2002 and 2001 audited in accordance with the United Kingdom's Financial Reporting Standard for Smaller Entities (effective June 2002)

    99.6 Unaudited financial statements of IMPAC Systems GmbH for the fiscal years ended December 31, 2001 and 2000


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                                    Signature

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Mikron Infrared, Inc.


Dated: February 10, 2003              By: /s/ Gerald D. Posner
                                         -------------------------------------
                                         Gerald D. Posner, Chief (Principal)
                                         Executive Officer